THE LOU HOLLAND TRUST

SUPPLEMENT DATED FEBRUARY 25, 2008 TO

THE PROSPECTUS DATED MAY 1, 2007 FOR THE

LOU HOLLAND GROWTH FUND

This supplement amends certain information contained in your prospectus. Please read this supplement and keep it for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

Effective February 25, 2008, the Board of Trustees of the Lou Holland Trust (the “Trust”) accepted the resignation of Louis A. Holland as President of the Trust and elected Monica L. Walker to succeed him as President. The Board also elected Laura J. Janus as the Trust’s new Secretary. Also effective February 25, 2008, Mr. Holland announced his resignation as a portfolio manager of the Lou Holland Growth Fund (the “Fund”).

Your prospectus is hereby amended as follows:

Under the heading “HOW THE TRUST IS MANAGED,” please delete the first paragraph of the section titled “Investment Manager” and replace it with the following:

Investment Manager. The Fund is managed by Holland Capital Management LLC, a Delaware limited liability company whose principal place of business is One North Wacker Drive, Suite 700, Chicago, IL 60606. The Investment Manager has served as the investment adviser of the Fund since the inception of the Fund in 1996. The Investment Manager also provides investment advisory services to the accounts of private individual and institutional investors. The executives and members of the investment management staff have extensive experience in managing investments.

Under the heading “HOW THE TRUST IS MANAGED,” please delete the first paragraph of the section titled “Portfolio Managers” and replace it with the following:

Portfolio Managers. The persons employed by or associated with the Investment Manager who are primarily responsible for the day-to-day management of the Fund’s portfolio are Monica L. Walker and Laura J. Janus (the “Portfolio Managers”). Their business experience for the past five years is as follows: Ms. Walker and Ms. Janus have served as portfolio managers with respect to the Fund since its inception in 1996 and the Investment Manager’s institutional and private account clients since 1991. Ms. Walker has primary responsibility for the equity investments of the Fund. Ms. Janus has primary responsibility for the debt investments of the Fund. Ms. Walker also serves as President of the Trust.

On the back cover of the prospectus, please replace the following information regarding Louis A. Holland:

Louis A. Holland, Trustee

Founder

Holland Capital Management LLC

This Supplement is dated FEBRUARY 25, 2008.

THE LOU HOLLAND TRUST

SUPPLEMENT DATED FEBRUARY 25, 2008 TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2007 FOR THE

LOU HOLLAND GROWTH FUND

This supplement amends certain information contained in your Statement of Additional Information. Please read this supplement and keep it for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the Statement of Additional Information.

Effective February 25, 2008, the Board of Trustees of the Lou Holland Trust (the “Trust”) accepted the resignation of Louis A. Holland as President of the Trust and elected Monica L. Walker to succeed him as President. The Board also elected Laura J. Janus as the Trust’s new Secretary. Also effective February 25, 2008, Mr. Holland announced his resignation as a portfolio manager of the Lou Holland Growth Fund (the “Fund”). Your Statement of Additional Information is hereby amended as follows:

Under the heading “MANAGEMENT OF THE TRUST” please amend the “Positions Held with Fund” in the table under the section entitled “Officers and Directors” as follows:

Interested Trustee	Position(s) Held with Fund
Louis A. Holland	Trustee

Officers
Monica L. Walker	President
Laura J. Janus	Treasurer and Secretary

Under the heading “INVESTMENT MANAGEMENT AND OTHER SERVICES” please delete the first two paragraphs under the section titled “The Investment Manager,” and replace them with the following:

The Investment Manager

Holland Capital Management LLC, One North Wacker Drive, Suite 700, Chicago, Illinois 60606, serves as Investment Manager of the Trust pursuant to an Investment Management and Administration Agreement that has been approved by the Board, including a majority of independent Trustees.

The Investment Manager is a Delaware limited liability company, the managing member of which is the Louis A. Holland 2007 Irrevocable Trust, an Illinois trust, and the members of which are Louis A. Holland Trust, Lou Holland Capital Management, Inc., Laura J. Janus Trust, Monica L. Walker Trust, Catherine E. Lavery, and HCM Investments, Inc., a Delaware corporation. Mr. Holland owns a majority of the member interests in the Investment Manager indirectly through his control of the Louis A. Holland Trust, Lou Holland Capital Management, Inc., and HCM Investments, Inc. Mr. Holland is the Founder of the Investment Manager and is a Trustee of the Trust. Ms. Janus, Ms. Walker, and Ms. Lavery each is an executive of the Investment Manager, and together own a minority of the member interests in the Investment Manager through their respective personal trusts and through minority interests in HCM Investments, Inc. Ms. Janus and Ms. Walker are officers of the Trust.

Please delete all references to Louis A. Holland as a portfolio manager of the Fund on pages 16 and 17.

This Supplement is dated FEBRUARY 25, 2008.